
COMPANY
OVERVIEW
OTCQB: GTBP
www.gtbiopharma.com

FORWARD LOOKING STATEMENTS

GT BIOPHARMA

Safe Harbor Statement

This presentation includes statements that are, or may be deemed, "forward-looking statements." In some cases, you can identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should," "will," "would" or the negative thereof or other variations thereon or other comparable terminology.

We operate in a very competitive and rapidly-changing environment and new risks emerge from time to time. As a result, it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You are cautioned not to place undue reliance upon such forward-looking statements as predictions of future events.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We direct you to our Annual Report on Form 10-K for the year ended December 31, 2017, our subsequent current reports on Form 8-K and our other filings with the Securities and Exchange Commission.

Any forward-looking statement included in this presentation speaks only as of the date hereof. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or any other reason after the date of this presentation. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Clinical-stage, immuno-oncology company focused on the development of next-generation, targeted therapies based on proprietary NK-Engager TriKE and TetraKE and Bispecific ADC platforms

GT BIO PHARMA

2019: POSITIONED TO BE A TRANFORMATIONAL YEAR

GT BIO PHARMA

2 proprietary technology platforms driving next-generation immuno-oncology pipeline

NK-Engager TriKE and TetraKE

1 program entering **Phase 1 1H'19**

2 preclinical programs **entering clinic** by **2H'19/1H'20**

Bispecific-ADC

1 lead program in **Phase 2 study**

Results expected **1Q'19**

Exclusive license to broad IP estate covering oncology pipeline with exclusive rights to TriKE and TetraKE platform, Bi-Specific ADC platform

IMMUNO-ONCOLOGY PIPELINE OVERVIEW

GT BIO PHARMA

Product Candidates	Platform	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Market
GTB-3550	TriKE	Myeloid Malignancies					
GTB-C3550	TriKE	Myeloid Malignancies					
GTB-1615 / others	TriKE/TetraKE	Carcinoma & Cancer Stem Cells					
GTB-1550	Bispecific ADC	B-cell Leukemias & Lymphomas					

EMPLOYING STRATEGIES SIMILAR TO SOME OF THE INDUSTRY'S TOP COMPANIES

Company/Product	Highlight	GT BIOPHARMA Comparison	Value Indicator
BLINCYTO® (blinatumomab) for injection 35 mcg single-dose vial	Amgen's T-cell cell engager approved for marketing December 2014	TriKEs/TetraKEs engage NK cells which may have potential advantages	**$175 Million** 2017 Sales[1]
Kite Pharma / GILEAD	CAR-T therapy breakthroughs include utilization of intracellular domain to induce T-cell proliferation before re-infusion into patients	Designed to engage NK cells and provide activating cytokine to stimulate NK cell activity and proliferation	**$11.9 Billion** Acquisition[2]
affimed / Dragonfly	NK Cell engager-based companies: Signed lucrative agreements with large pharmaceutical companies	Designed to engage NK cells AND provide activating cytokine to stimulate NK cell activity and proliferation	**$96M upfront + $5B milestones** Collaboration[3] **$695 Million** Collaboration[4]

1: Amgen 2017 10-K; 2: Kite Pharma Press Release; 3: Affimed Press Release; 4: Dragonfly Press Release

TRI- AND TETRA-SPECIFIC NATURAL KILLER CELL ENGAGER PLATFORM



GT BIO PHARMA

NATURAL KILLER CELL TARGETING: POTENTIAL TO BE THE NEXT FRONTIER IN CANCER IMMUNOTHERAPY

GT BIO PHARMA

We are innovating a novel immunotherapy built upon 20+ years of NK and cytokine research

1994	1995	2010	2010	2013	GT NK CELL TARGETING
IL-2 Used to stimulate post-transplant immunity Approved for myeloma and kidney cancer	**IL-2+ Autologous NK cells** Used to stimulate post transplant immunity	**IL-2+ Autologous NK cells** Used to treat refractory AML	**rhIL-15+ Allogeneic NK cells** Used to treat refractory AML	**IL-15 complexes** Post-transplant relapse	**TriKEs & TetraKEs** **Potential for hematologic malignancies, sarcomas and solid tumors[1]**

NK cells are immune cells that we believe can be harnessed to target cancer cells without some of the limitations associated with T-cells and/or CAR-T

1: Expect to begin First in Human clinical trial with most advanced TriKE product candidate in 1H 2019

BIKES VERSUS BITES: DIFFERENT IMMUNE CELL ENGAGEMENT

BiTE Mediated Killing


T Cell
CD3
Tumor Cell

Blinatumomab (Amgen) CD3 x CD19

BiKE Mediated Killing


NK Cell
CD16
Tumor Cell

BiKE's engage NK cells via CD16 binding

TRIKE CONSTRUCT STARTED WITH BISPECIFIC KILLER CELL ENGAGER (BIKE)

Schematic Representation of BiKE Engaging an NK Cell and Targeting a CD33+ AML Tumor Cell z


VH
VL
Anti-CD16 Antibody
VH
VL
Anti-CD33 Antibody
CD16xCD33 BiKE
Cytotoxic Lysis
NK Cell
CD16
AML
Tumor Cell
CD33
Immune Synapse

BIKE TO TRIKE TECHNOLOGY PLATFORM ADVANCEMENT AND ILLUSTRATIVE COMPARISON WITH CAR-T


Anti-CD19 scFV
VL
VH
CD28
ζ
CAR T Cells
TriKE IL-15 linker designed to induce NK cell activity and proliferation
CAR-T utilizes 41BB-L or CD28 intracellular domain to induce proliferation
Anti-CD16
Anti-CD33
CD16-CD33 BiKE
IL15
CD16-IL15-CD33 TriKE

TriKEs effectively make NK cells tumor antigen specific without genetic manipulation while IL-15 induces potent NK cell activation and proliferation[(1)]

1: Clin Cancer Res. 2016 Jul 15;22(14):3440-50

Structure of BiKE and TriKE's

Addition of IL15 to TriKE



V_H V_L HMA V_H V_L
sFV16sFV133.pET21d
1633 BiKE
Anti-CD16
Anti-CD33
VL
VH
CD1633 BiKE
V_H V_L IL15 V_H V_L
sFV16sFV133.pET21d
161533 TriKE
IL-15
CD161533 TriKE

Other NK Cell Engager Construct: **Lacks Specific Activation/ Proliferation Moiety**



5'
3'
L1
L2
L3
COOH
NH2
Folding pathway
non-functional monomer
non-covalent dimerization
(head-to-tail)
A
B
Tetravalent functional
homodimer (~110kDa)

AML Mouse Model Has Generated Compelling Data Supporting the TriKE Concept[1]



Day 14
Day 21
HL-60 -luc
HL-60 -luc + NK + 1633
HL-60 -luc + NK + 161533
Luminescence
400
300
200
100
Counts
Color Scale
Min = 66
Max = 471

(1) Clin Cancer Res. 2016 Jul 15;22(14):3440-50



CD56+CD3-Events within 60 Sec aquisition
6000
4000
2000
0
HL-60-luc
HL-60-luc + NK + 1633
HL-60-luc + NK + OXS-3550

Demonstration that IL-15 in the TriKE drives NK cell survival and proliferation

GTB-3550: MOST ADVANCED TRIKE

GT BIO PHARMA

Targeting | CD33+ Myeloid Malignancies

Phase 1 Study | Expect to initiate 1H' 19

Single-chain, tri-specific scFv recombinant fusion protein conjugate


CD33+
Myeloid
tumor
CD33
CD33+
Myeloid
tumor
Redirected
Lysis
NK Cell
CD16
IL-15 receptor
components
CD33+
Myeloid
tumor

Phase 1 Study Design

~60 patients → Relapse/Refractory AML, High Risk MDS and Advanced Systemic Mastocytosis

Dosing → 4 days continuous infusion followed by 3 days off repeated X 3 weeks

GTB-C3550: NEXT-GENERATION TRIKE

Potential for Enhanced NK cell activity[1]: "fast follower" to GTB-3550


CD16
VH
CD33
VH
VL
IL-15 Protien

Potentially More


Efficient Folding

Designed with humanized, single-domain V_H anti-CD16


%CD107a+ NK Cells
Concentration (nM)
OXS-3550
OXS-C3550
%IFNg+ NK Cells
Concentration (nM)
OXS-3550
OXS-C3550

1: Felices et. al., Second Generation Camelid TriKE Induces Improved NK Cell Mediated Targeting of AML in Preclinical Models; American Society of Hematology 2017; Poster

GTB-1615: TETRAKE TARGETING EPCAM+ CARCINOMAS AND CD133+ CANCER STEM CELLS

Working towards being in the clinic with a solid tumor product candidate in 2019



TetraKE Construct
VH
Anti-CD16 Antibody
VH
VL
Anti-EpCAM Antibody
VH
VL
Anti-CD133 Antibody
IL15 Linker
Linker
CD16-IL15-CD133-EpCAM
TetraKE



TetraKE-Mediated Cancer Cell Killing
CD133
Cancer
Stem Cell
CD33
EpCAM+
Solid
Tumor Cell
NK Cell
CD16
CD133
Cancer
Stem Cell
EpCAM+
Solid
Tumor Cell
TetraKE-Mediated
Cancer
Stem Cell Killing

POTENTIAL BENEFITS OF TRIKE AND TETRAKE THERAPEUTICS

- **Tumor antigen targeting without the need for genetic modifications as in certain cell therapies**
- **Potential in hematologic and solid tumors**
- **Broad potential applicability**
  - Attractive bio-distribution; important for solid tumor potential
  - Non-immunogenic and quick clearance properties
  - Can be engineered to target a variety of tumor antigens



> **TriKEs are the protein version of CAR-T with multiple clinical and practical advantages"**

DR. JEFFREY MILLER
Deputy Director of the Masonic

UNIVERSITY OF MINNESOTA

BISPECIFIC ANTIBODY DRUG CONJUGATE PLATFORM


GT BIO PHARMA

BISPECIFIC-ADC: NEXT-GENERATION ADC PLATFORM

Bispecific Antibody Drug Conjugate (ADC) Platform

- **Bi-specific, tumor antigen-directed single-chain fusion proteins**
- **Simultaneously targets two antigens on select cancer cells**
  - Can modify to target numerous tumor antigens
- **Platform amenable to multiple types of payloads**
  - Most advanced using diphtheria toxin
    - De-immunized DT[1] and other payloads available
- **Designed for enhanced efficacy[2]**
- **Potential to minimize off-target effects**

1: Toxins 2018, 10, 32; 2 Clin Cancer Res 2005;11(10) 3879-3889

GTB-1550: LEAD BI-SPECIFIC ADC PROGRAM

GT BIO PHARMA

Targeting | CD19 & CD22 antigens on select cancer cells

- Indication: B-cell lymphomas and leukemias
- Payload: Modified Diphtheria Toxin
- Positive results from 25 patient Phase 1 trial

Ongoing Phase 1/2 Study Design

~18 patients → NHL/ALL patients

Trial type → Investigator-led, two-stage

University of Minnesota


Catalytic domain
Truncated DT390
Anti-CD22 (RFB4)
Anti-CD19 (HD37)

1: Toxins 2018, 10, 32; 2 Clin Cancer Res 2005;11(10) 3879-3889

GTB-1550: PHASE 1 HIGHLIGHTS[1]

- **Of the 9 patients who had measurable drug levels; 2 had durable responses**
- **All adverse events (AEs) were grade 1-2 and transient**
  - Most common were weight gain, low albumin, elevated liver enzymes, and fever
- **Panel A: 40% decrease in intra-abdominal mass in 77 year old patient with refractory chronic lymphocytic leukemia**
  - Patient had Partial Response (PR) following single course
- **Panel B: Resolution of subcutaneous nodule in 53 year old patient with refractory marginal zone lymphoma**
  - Patient had Complete Response after 2nd course
  - CR is ongoing for over 3 years


A
Before therapy
After a single course of DT2219
B
Before therapy
After 2 courses of DT2219

1: Toxins 2018, 10, 32; 2 Clin Cancer Res 2005;11(10) 3879-3889

GTB-1550: PHASE 1/2 TRIAL DESIGN – CURRENTLY IN PHASE 2 COMPONENT[1]


1 treatment cycle
Disease Reassessment
Final Rx Visit
F/U*
Disease & Survival Status
Day
1
3
5
8
15
17
19
22
29
50
1 yr

○ **GTB-1550** at assigned dose IV on day 1, 3, 5, and 8 and day 15, 17, 19, 22

Study Design	– Continuation Phase 1 dose/schedule but with a higher number of doses (4 versus 8 doses) – Two-stage design to confirm safety and activity level	– Open label – Up to 34 patients – Indication: B-cell lymphomas and leukemias
Clinical Site	– Masonic Cancer Center, University of Minnesota	
Principal Investigator	– Veronika Bachanova, M.D., Ph.D.	
Co-Principal Investigators	– Jeffery S. Miller, M.D. – Aleksandr Lazaryan, M.D., M.P.H., Ph.D.	

1: Toxicity and Day 29 disease reassessment measured for evaluable patients in each of two stage trial design (Phase 1 and Phase 2 components). Patients evaluable for response receive at least five doses.

GTB-1550: PRELIMINARY CLINICAL RESULTS FROM PHASE 1/2 INTERIM DATA REVIEW

GT BIO PHARMA

- **Data snapshot included review of toxicity profile, disease reassessment at Day 29**
  - 13 patients met evaluation criteria of at least 5 doses – 4 ALL, 9 NHL
- **>50% of patients (7 of 13) exhibited clinical benefit as defined by stable disease, partial remission or complete response at Day 29**
- **Efficacy signal most pronounced in ALL**
  - 75% (3 of 4) exhibiting clinical benefit – 1CR, 1PR and 1SD
- **Adverse events were mostly grade-1 and grade-2 and reversible**
  - Four patients with dose limiting toxicity – 1 grade-4 low platelet count, 2 grade-3 increase liver function tests and 1 grade-3 capillary leak
- **Bi-specific ADC Clinical Advisory Board**
  - Masonic Cancer Center -- Dr. Jeffrey Miller, Deputy Director, Dr. Veronika Bachanova, Dr. Daniel Vallera
  - Dr. Mark R. Litzow, M.D., Professor of Medicine in the Division of Hematology at Mayo Clinic
  - Dr. Arthur E. Frankel, M.D., Chief of Medical Oncology at Mitchell Cancer Institute (USA-MCI)

Note: Toxicity and Day 29 disease reassessment measured for evaluable patients in each of two stage trial design (Phase 1 component and Phase 2 component). Patients evaluable for response receive at least five doses. Expect to enroll additional ALL patients.

Corporate Overview



FINANCIAL PROFILE: GTBP (OTCQB)

Market Cap[1]	Shares Outstanding	Average Volume[1]
~$42M	~50.4M	~252K

1: Based on Jan. 4, 2019 closing price of $.84 per share

UPCOMING POTENTIAL MILESTONES FOR GROWTH

GTB-3550

Phase 1 study expected to initiate **1H'19**

GTB-1550

Topline data from Phase 1/2 study expected **1Q'19**

TRIKE & TetraKE

Two programs entering clinic by **2H'19/1H'20**

Uplisting to national exchange

Potential **NASDAQ** listing

Potential business development opportunities


GT BIO PHARMA
COMPANY OVERVIEW
OTCQB: GTBP
www.gtbiopharma.com